Exhibit 10(a)
FIRST AMENDMENT

FIRST AMENDMENT, dated as of October 27, 2021 (this “Amendment”), to the CREDIT AGREEMENT, dated as of August 18, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BRINKER INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined therein) from time to time party thereto, the Banks from time to time party thereto (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H
        WHEREAS, pursuant to the Credit Agreement, the Banks have extended credit to the Borrower on the terms set forth in the Credit Agreement;

    WHEREAS, the last paragraph of Section 10.01 of the Credit Agreement permits the Borrower and the Administrative Agent to enter into certain amendments and/or modifications to the Credit Agreement to cure any ambiguity, omission, mistake, typographical error or other defect in any provision of the Credit Agreement; and
WHEREAS, the Borrower and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each capitalized term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The provisions of Section 1.04 and 1.05 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Amendments to the Credit Agreement. Subject to the terms set forth herein and the conditions set forth in Section 3 hereof, on the First Amendment Effective Date:
(i)Section 7.01 of the Credit Agreement is hereby amended by deleting the reference to “March 31, 2022” therein and inserting in lieu thereof “March 31, 2023”.
SECTION 3. Conditions to Effectiveness. The effectiveness of the amendments to the Credit Agreement set forth herein are each subject to the satisfaction (or waiver) of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “First Amendment Effective Date”):
(i)The Administrative Agent (or its counsel) shall have received (i) a counterpart of this Amendment, executed and delivered by a Responsible Officer of the Borrower and (ii) a counterpart of this Amendment, executed and delivered by the Administrative Agent.
(ii)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including fees, charges and disbursements of counsel and all other out of pocket fees and expenses required to be paid or reimbursed by the Borrower (which fees, charges and disbursements of counsel and such other out of pocket fees and expenses shall be limited to those for which invoices have been submitted on or prior to the Effective Date) on or prior to the First Amendment Effective Date.
SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent that, as of the First Amendment Effective Date:
(i)The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date before and after giving effect to this Amendment, as though made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date.
(ii)No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to this Amendment.
SECTION 5. Payment of Fees and Expenses. The Company agrees to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of counsel, as set forth in Section 10.04 of the Credit Agreement.
SECTION 6. Continuing Effect.
(i)Except as expressly provided herein, no term or provision of the Credit Agreement or any other Credit Document shall be amended, modified or supplemented, and each term and provision of the Credit Agreement and each other Credit Document shall remain in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Banks’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Credit Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby on the First Amendment Effective Date.
(ii)This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Credit Document or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Collateral Documents or the other Credit Documents or a novation of the Credit Agreement or any other Credit Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Credit Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Credit Documents.

(iii)This Amendment shall constitute a Credit Document.
SECTION 7. Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by the Borrower and the Administrative Agent. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. For the avoidance of doubt, the provisions of Section 10.19 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 8. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. (i) The governing law, jurisdiction and service of process provisions of Section 10.07 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
(ii) The waiver of jury trial provision of Section 10.18 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
BRINKER INTERNATIONAL, INC.

By:     /s/ Daniel Fuller
    Name: Daniel Fuller
    Title: Senior Vice President, General Counsel & Secretary

[Signature Page to Brinker First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: /s/ Alexander Vardaman
Name: Alexander Vardaman
Title: Authorized Officer

[Signature Page to Brinker First Amendment]